UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 2, 2011

RAMTRON INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

1850 Ramtron Drive, Colorado Springs, CO	80921
(Address of principal executive offices)	(Zip Code)

Delaware	0-17739
(State or other jurisdiction of incorporation or organization)	(Commission File Number)

84-0962308

(I.R.S. Employer Identification No.)

Registrant’s telephone number, including area code: (719) 481-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 2, 2011, Ramtron International Corporation (the “Company”) and Computershare Trust Company, N.A. (successor rights agent to Citibank, N.A.) (“Rights Agent”) executed Amendment No. 1 to that certain Rights Agreement, dated as of April 19, 2001, by and between the Company and the Rights Agent. The Amendment No. 1 to Rights Agreement extends the Final Expiration Date of Rights by five years, to April 19, 2016.

Computershare Trust Company, N.A. currently also serves as the Company’s transfer agent and registrar for its common stock.

On March 2, 2011, the Company and Silicon Valley Bank (“SVB”) executed a Fourth Amendment (“Amendment”) to the Company’s Amended and Restated Loan and Security Agreement dated August 18, 2009. The Amendment provides for a temporary waiver of certain financial covenants in exchange for certain consideration to SVB. Under the terms of the Amendment, the Company and SVB have agreed to the following:

•

an increase of the interest rate on the outstanding principal amount of the Company’s $6.0 million term loan, from 6.50% to 6.75%, until June 30, 2011; the interest rate will revert back to 6.50% on July 1, 2011;

•	a replacement of the existing quick ratio and fixed charge coverage ratio measurements for the first six months of 2011 with minimum EBITDA and liquidity ratio measurements; and

•	an amendment fee of $20,000 to be paid by the Company in connection with the Amendment.

As of December 31, 2010, the Company was in compliance with all covenants in connection with the term loan. The Company has obtained a waiver from SVB because management believes it would be unable to meet certain covenant requirements from January 1, 2011 through June 30, 2011.

There are no other material relationships between the Company and its affiliates, on the one hand, and Silicon Valley Bank, on the other.

ITEM 3.03	MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

The information contained in Item 1.01 above describing Amendment No. 1 to Rights Agreement is incorporated into this Item 3.03 by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:

4.51	Amendment No. 1 to Rights Agreement between Registrant and Computershare Trust Company, N.A., dated March 2, 2011

10.67	Fourth Amendment to Loan and Security Agreement between Registrant and Silicon Valley Bank, dated March 2, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAMTRON INTERNATIONAL CORPORATION

/s/ Eric A. Balzer
Eric A. Balzer
Chief Executive Officer and Chief Financial Officer
(Principal Accounting Officer and Duly Authorized Officer of the Registrant)

Dated: March 7, 2011